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                                     DEFINED ASSET FUNDSSM
--------------------------------------------
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                              EQUITY INVESTOR FUND
                              PREMIER WORLD PORTFOLIO--2
                              (A UNIT INVESTMENT TRUST)
                              O   PROFESSIONAL SELECTION
                              O   DIVERSIFICATION
                              O   OPTIONAL REINVESTMENT OF CASH DISTRIBUTIONS



SPONSORS:                      -------------------------------------------------
Merrill Lynch,                 The Securities and Exchange Commission has not
Pierce, Fenner & Smith         approved or disapproved these Securities or
Incorporated                   passed upon the adequacy of this prospectus. Any
Salomon Smith Barney Inc.      representation to the contrary is a criminal
PaineWebber Incorporated       offense.
Dean Witter Reynolds Inc.      Prospectus dated October 27, 1999.


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Def ined Asset FundsSM
Defined Asset FundsSM is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   o A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   o Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
o Defined Portfolios: We choose the stocks or bonds in advance, so you know what you're investing in.
o Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
o Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION ON THIS PROSPECTUS IS AS OF THE EVALUATION DATE, JULY 31, 1999.


CONTENTS
                                                                PAGE
                                                          -----------
Risk/Return Summary.....................................           3
What You Can Expect From Your Investment................           5
   Income...............................................           5
   Records and Reports..................................           5
The Risks You Face......................................           5
   Concentration Risk...................................           5
   Foreign Issuer Risk..................................           5
   European Risk Factors................................           6
   Litigation and Legislation Risks.....................           6
Selling Units...........................................           6
   Sponsors' Secondary Market...........................           6
   Selling Units to the Trustee.........................           7
   Rollover/Exchange Option.............................           7
How The Fund Works......................................           8
   Pricing..............................................           8
   Evaluations..........................................           8
   Income...............................................           8
   Expenses.............................................           9
   Portfolio Changes....................................           9
   Fund Termination.....................................           9
   Certificates.........................................          10
   Trust Indenture......................................          10
   Legal Opinion........................................          10
   Auditors.............................................          10
   Sponsors.............................................          11
   Trustee..............................................          11
   Underwriters' and Sponsors' Profits..................          11
   Public Distribution..................................          11
   Code of Ethics.......................................          11
   Year 2000 Issues.....................................          11
Taxes...................................................          12
Supplemental Information................................          13
Financial Statements....................................         D-1


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RISK/RETURN SUMMARY


       1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
        O The objective of this Defined Fund is total return through a combination of capital appreciation and, to a lesser extent, dividend income by investing in a diversified portfolio of common stocks issued primarily by some of the largest non-U.S. companies with records of uninterrupted dividends over at least ten years.
       2.  WHAT IS THE FUND'S INVESTMENT STRATEGY?
        O The Portfolio contains 37 common stocks issued primarily by companies that are among the largest non-U.S. companies in annual revenue, with established records of earnings and uninterrupted dividend payments over at least 10 years as of the initial deposit, August 3, 1998. The stocks contained in the Portfolio are generally considered to be 'blue chip' stocks.
           -- The Fund is designed for investors who want to invest a portion of their equity portfolio in securities of foreign issuers.
           -- Since all of the Portfolio stocks are in the
               international sector, this Fund is not designed to be a
              complete equity investment program.
        o The Fund plans to hold the stocks in the Portfolio for approximately one year. The Fund will terminate by August 28, 2000.
       3.  WHAT COUNTRIES AND INDUSTRY SECTORS ARE REPRESENTED IN THE
           PORTFOLIO?
           Based upon current market values, the following countries are represented in the Portfolio:



                                                       APPROXIMATE
                                                        PORTFOLIO
                                                        PERCENTAGE
           / / France                                      25%
           / / United Kingdom                              15%
           / / Switzerland                                 13%
           / / Netherlands                                 12%
           / / Germany                                     10%
           / / Japan                                        9%
           / / Canada                                       5%
           / / Finland                                      5%
           / / Italy                                        3%
           / / Belgium                                      2%
           / / Australia                                    1%


Based upon the principal business of each issuer and current market values, the following industries are represented in the Portfolio:


                                                  APPROXIMATE
                                                   PORTFOLIO
                                                   PERCENTAGE
/ / Financial Services/
       Insurance/Banking                              19%
/ / Oil                                               16%
/ / Medical-Drugs                                     15%
/ / Telecommunications                                15%
/ / Automobile                                         9%
/ / Food/Beverage                                      8%
/ / Consumer Products                                  5%
/ / Transportation                                     4%
/ / Retail                                             4%
/ / Building Materials                                 3%
/ / Chemicals                                          1%
/ / Diversified Operations                             1%



       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE FUND. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
        o  Stock prices can be volatile.
        o Dividend rates on the stocks or share prices may decline during the life of the Fund.
        o  The Fund may continue to hold the stocks originally selected even though their market value or yield may have changed.
        o  Investments in securities of foreign issuers involve risks that are different from investments in securities of domestic issuers.
       5.  IS THIS FUND APPROPRIATE FOR YOU?
           Yes, if you want a professionally selected and supervised international equity portfolio whose risk is reduced by investing in equity securities of different foreign issuers. The Fund is not appropriate for you if you are unwilling to take the risk involved with an international equity investment.


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       6.  WHAT ARE THE FUND'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund. ESTIMATED ANNUAL OPERATING EXPENSES
                                                           AMOUNT
                                                     PER 1,000 UNITS
                                                     ---------------
                                                        $    0.90
           Trustee's Fee
                                                        $    0.70
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees
           (including updating
           and organizational
           expenses)
                                                        $    3.01
           Other Operating Expenses
                                                     ---------------
                                                        $    4.61
           TOTAL


           The Sponsors historically paid organization costs and updating expenses.
           You will pay an initial up-front sales fee of approximately 1.00% and a monthly deferred sales charge of $2.50 per 1,000 units (17.50 annually), that will be deducted from the net asset value of the Portfolio on the 1st of each month, September 1, 1999 through March 1, 2000.

       7.  IS THE FUND MANAGED?
           Unlike a mutual fund, the Fund is not managed and stocks are not sold because of market changes. The Sponsors monitor the portfolio and may instruct the Trustee to sell securities under certain limited circumstances.

       8.  HOW DO I BUY UNITS?
           The minimum investment is $250.
           You can buy units from the Sponsors.
           UNIT PRICE PER 1,000 UNITS           $1,058.30
           (as of July 31, 1999)
           Unit price is based on the net asset value of the Fund plus the up-front sales fee.
           The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.

       9.  HOW DO I SELL UNITS?
           You may sell your units at any time to the Sponsors or the Trustee for the net asset value determined at the close of business on the date of sale.

      10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           The Fund pays distributions of any dividend income, net of expenses, on the 25th of December, 1999, if you own units on the 10th of that month. Distributions of ordinary income (together with related foreign tax withholding amounts) will be dividends for federal income tax purposes but will not be eligible for the dividends-received deduction. Distributions to foreign investors will generally be subject to withholding taxes. You may be entitled to a credit for the foreign taxes withheld. Because income of the type received by the Portfolio would generally not be subject to the U.S. withholding taxes if received directly by foreign investors, an investment in the Portfolio is likely to be inappropriate for such investors.
      11.  WHAT OTHER SERVICES ARE AVAILABLE?
           REINVESTMENT
           You may choose to reinvest your distributions into additional units of the Fund. Unless you choose reinvestment, you will receive your distributions in cash. EXCHANGE/ROLLOVER OPTION
           You may exchange units of any Focus or Select Series or certain other selected Equity Investor Series. If you continue to hold your units, at termination you may have an option to roll your proceeds into the next Premier World Portfolio, if available.


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WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

Distributions of dividend income, if any, will be made on the 25th of December, 1999, if you own units on the 10th of that month. Amounts will depend upon the amount of dividends declared and paid by each issuer. Other reasons your income may vary are:
   o changes to the Portfolio because of sales of securities;
   o changes in the Fund's expenses; and
   o the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:
o a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
o annual reports on Fund activity; and
o annual tax information. This will also be sent to the IRS. You must report the amount of income received during the year. Please contact your tax advisor in this regard.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular category make up 25% or more of the Portfolio, it is said to be 'concentrated' in that category, which makes the Portfolio less diversified. This Portfolio is concentrated in securities of foreign issuers.

FOREIGN ISSUER RISK

Investments in securities of foreign issuers involve risks that are different from investments in securities of domestic issuers. They may include:
   o adverse political and economic developments;
   o possibility of withholding taxes;
   o exchange controls or other governmental restrictions on the payment of dividends;
   o conversion of local currency to U.S. dollars upon the sale of Portfolio Securities;
   o less publicly available information; and
   o absence of uniform accounting, auditing and financial reporting standards, practices and requirements.

American Depositary Shares and Receipts

American depositary shares and receipts are issued by an American bank or trust company to evidence ownership of underlying common stock issued by a foreign corporation and deposited in a depositary facility. The terms and conditions of the depositary facility may result in less liquidity or lower market prices for the ADRs than for the underlying shares. Certain of the Portfolio securities were purchased in ADR form in the United States.

Foreign Currency Risk

Because securities of non-U.S. issuers generally pay dividends and trade in foreign currencies, there is the risk that the U.S. dollar value of these securities will vary widely with fluctuations in foreign exchange rates.

At the present time the Sponsors do not believe that any of the Portfolio securities are subject to exchange control restrictions which would materially interfere with payment to the Portfolio of amounts due on the Portfolio securities. The adoption of exchange control regulations or other legal restrictions could

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have an adverse impact on the marketability of international securities in the
Portfolio and on the ability of the Portfolio to satisfy redemptions. There can be no assurance that exchange control regulations might not be adopted in the future that would adversely affect payments to the Portfolio.

EUROPEAN RISK FACTORS

The economies of individual European countries may differ unfavorably from the U.S. economy in gross national product, growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

For a number of years, certain European countries have been seeking economic and political unification which would reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations among these European countries.

On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro. A newly created European Central Bank (ECB) has the authority to direct the monetary policy for this region, including the determination of interest rates. These changes may affect the European capital markets, and the related risks may increase the volatility in European capital and currency markets. This, in turn, may affect the Portfolio's performance.

No assurances can be given that changes planned for Europe can be successfully implemented or that these changes will not result in lower market prices for the securities in the Portfolio.

Risks associated with investing in European securities may be heightened in the case of investments in smaller European securities markets because of risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base and the possibility of permanent or temporary termination of trading in those markets.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Future tax legislation could affect the value of the Fund by:
   o reducing the dividends-received deduction or
   o increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:
   o adding the value of the Portfolio securities, cash and any other Fund assets;
   o subtracting accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Fund liabilities; and
   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

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We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for the units you are selling we will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Fund.

There could be a delay in paying you for your units:
   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
   o for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When this Portfolio is about to terminate, you may have the option to roll your proceeds into the next Premier World Portfolio if one is available.

If you hold your Units with one of the Sponsors and notify your financial adviser by August 8, 2000, your units will be redeemed and certain distributed securities plus the proceeds from the sale of the remaining distributed securities will be reinvested in units of the next Portfolio if available. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you so choose, an in-kind distribution) after the Portfolio terminates.

The Portfolio will terminate by August 28, 2000. You may, by written notice to the Trustee at least ten business days prior to termination, elect to receive an in-kind distribution of your pro rata share of the securities remaining in the Portfolio at that time (net of your share of expenses). Of course you can sell your units at any time prior to termination.

If you continue to hold your units, you may exchange units of this Portfolio any time before this Portfolio terminates for units of

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certain other Defined Asset Funds at a reduced sales fee if your investment goals change. In addition, you may exchange into this Fund from certain other Defined Asset Funds. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees. The deferred sales fee is generally a monthly charge of $2.50 per 1,000 units and is accrued in seven monthly installments. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, however, this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). In addition, for individual stocks, 'business day' shall also exclude various foreign holidays in the relevant countries. If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME

o The annual U.S. dollar income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities, fluctuations in U.S. dollar exchange rates and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional securities and sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
o Each unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income

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   Account which are converted into U.S. dollars at the current exchange rate and other receipts to a Capital Account after conversion into U.S.dollars at the current rate. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:
   o for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
   o costs of actions taken to protect the Fund and other legal fees and expenses;
   o expenses for keeping the Fund's registration statement current; and
   o Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 70 cents per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Fund's registration statement yearly are now chargeable to the Fund. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:
   o diversity of the Portfolio;
   o size of the Fund relative to its original size;
   o ratio of Fund expenses to income; and
   o cost of maintaining a current prospectus.

FUND TERMINATION

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

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NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company ('DTC').

TRUST INDENTURE

The Fund is a 'unit investment trust' governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
   o to cure ambiguities;
   o to correct or supplement any defective or inconsistent provision;
   o to make any amendment required by any governmental agency; or
   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).
Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
   o it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.
Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
   o remove it and appoint a replacement Sponsor;
   o liquidate the Fund; or
   o continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281,

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independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051
SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Investment Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for your units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Fund and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Fund. The Year 2000 Problem may adversely affect the issuers

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of the securities contained in the Fund, but we cannot predict whether any impact will be material to the Fund as a whole.

TAXES

The following summarizes the material income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Fund intends to quality for special tax treatment as a regulated investment company so that it will not be subject to federal income tax on the portion of its taxable income that it distributes to investors in a timely manner.

DISTRIBUTIONS

Distributions to you of the Fund's dividend income and of the Fund's gains from Securities it has held for one year or less will generally be taxed to you as ordinary income, to the extent of the Fund's taxable income not attributable to the Fund's net capital gain. Distributions to you in excess of the Fund's taxable income will be treated as a return of capital and will reduce your basis in your Units. To the extent such distributions exceed your basis, they will be treated as gain from the sale of your Units.

Distributions to you that are treated as ordinary income will constitute dividends for federal income tax purposes but will not be eligible for the dividends-received deduction for corporations. You should consult your tax adviser.

Distributions to you of the Fund's net capital gain will generally be taxable to you as long-term capital gain, regardless of how long you have held your Units. Dividends received by the Portfolio from foreign issuers will in most cases be subject to withholding taxes, although these taxes may be reduced by treaties between the United States and the relevant country. The Sponsors have filed a special election that will allow you to credit your share of these taxes against your U.S. federal income tax liability, subject to certain limitations. You will also be required to include your share of these taxes in your taxable income (even though you will not receive it in cash). Consult your tax adviser about the application of foreign tax credit rules to your particular circumstances.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your Units. If you receive Securities upon redemption of your Units (including pursuant to the rollover option), you will generally recognize capital gain or loss equal to the difference between your basis in your Units and the fair market value of the Securities received in redemption.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss that you recognize on a disposition of your Units will be long-term if you have held your Units for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR BASIS IN THE SECURITIES

Your aggregate basis in the Units will generally be equal to the cost of your Units, including the initial sales charge. You should not increase your basis in your Units by deferred sales charges or organizational expenses.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you will generally be subject to 30% withholding tax (or a lower applicable treaty rate) on distributions. Because foreign-source income of the type received by the Portfolio would generally not be subject to withholding if received directly by you, an investment in the Portfolio is likely to be inappropriate for you. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ('IRAs') or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. However, all distributions from these types of plans are generally treated as ordinary income, subject to tax-deferred rollover treatment in some cases. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

                             Def ined
                             Asset FundsSM


HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         PREMIER WORLD PORTFOLIO--2
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Chase Manhattan Bank                 investment company filed with the
1-800-323-1508                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         333-57373) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                     70095--10/99